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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              Moldflow Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                Delaware                                 04-3406763
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


91 Hartwell Avenue, Lexington, Massachusetts               02421
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  (Address of Principal Executive Offices)               (Zip Code)

          If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

          If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|


Securities Act registration statement file number to which this form relates:
     333-95289
  ---------------
  (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class                      Name of Each Exchange on Which
    to be so Registered                      Each Class is to be Registered
-------------------------------------   ----------------------------------------

           None
-------------------------------------   ----------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, Par value $.01 per share
            --------------------------------------------------------
                                (Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  A description of the Common Stock of the Registrant is set forth in the information provided under "Description of Capital Stock" in the Prospectus contained in the Registration Statement on Form S-1 (the "Registration Statement"), filed under the Securities Act of 1933 with the Securities and Exchange Commission on January 24, 2000, File No. 333-95289, as amended (including after the date hereof pursuant to Rule 424(b) under the Securities Act of 1933), which information is incorporated herein by reference.

ITEM 2.           EXHIBITS.

                           (1) Specimen certificate for shares of Common Stock, $.01 par value, of the Registrant (incorporated by reference to Exhibit 4.1 to the Registration Statement).

                           (2)   Form of Third Restated Certificate of
                                 Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement).

                           (3) Form of Amended and Restated By-laws of the Registrant (incorporated by reference to
                                 Exhibit 3.3 to the Registration Statement).



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     MOLDFLOW CORPORATION



                                     By: /s/ Marc J. L. Dulude
                                         --------------------------------
                                         Marc J. L. Dulude
                                         President and Chief Executive Officer


Dated: March 20, 2000